UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2004
                                                         ----------------

                            DSA Financial Corporation
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                          0-50864                20-1661802
-----------------------------        ------------------          ----------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


118 Walnut Street, Lawrenceburg, Indiana                          47025
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (812) 537-0840
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act [17 CFR 240.14d-2(b)]

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act [17 CFR 240.13e-4(c)]

Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

         On October 22, 2004, the Company issued a press release regarding its earnings for the fiscal quarter ended September 30, 2004. The press release is included as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      DSA FINANCIAL CORPORATION



DATE: October 26, 2004            By: /s/ Edward L. Fischer
                                      ------------------------------------------
                                      Edward L. Fischer
                                      President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                                 Description

            99                  Press Release of DSA Financial Corporation dated
                                October 22, 2004